Merging cell biology and technology

            Safe Harbor Statement under Private Securities Litigation Reform
Act of 1995: The statements contained in this release, which are not historical facts may be deemed to contain, forward-looking
statements, including, but not limited to, deployment of new services, growth of the customer base, and growth of the service area, among other items. Actual results may differ materially from those anticipated in any forward-looking statement with regard to magnitude, timing or other factors. Deviation may result from risk and uncertainties, including, without limitation, the company's dependence on third parties, market conditions for the sale of services, technical factors affecting networks, availability of capital and other risks and uncertainties. The company disclaims any obligation to update information contained in any forward-looking statement.

Merging cell biology and technology

Corporate History

1975 – Incorporated

1988 - Reverse Merger MIT (pink sheet)

1996 - BioLok International Inc. (BLLI.OB)

                          Reorganized – Deerfield Beach

2004 - Commercial Launch of Laser-Lok

2005 - Second Consecutive Year of Profits;
                               Record Revenue in Most Recent Quarter

2005 - Private Equity Placement: 5 mm shares @ $0.75

2006 - BoneGen-TR (FDA clearance 3/06)

Micro-Lok Screw

Micro-Lok
Screw

3I Oseotite

Nobel Ti Unite

BioHorizons

Lifecore RBM

$299

$239

$190

$190

$180

Micro-Lok IC Screw

Micro-Lok IC
Screw

$200

Silhouette

Silhouette
Screw

3I NT

(new 2003)

Nobel Replace

(discontinued 2003)

$280

$235

$299

Silhouette IC

Silhouette IC
Screw

          3I NT       New

Select

Centerpulse

Camlog

ITI

$235

$299

$280

$265

$239

$265

New Products

Laser-Lok®

BoneGen TR™

Laser-Lok® Pricing

Silhouette Laser-Lok™

$280

$495

$295

Laser-Lok®

8 microns

12 microns

Size of Implant Market

Domestic      vs.                         International

$600+M                        $600+M

USA             Europe $250M

              Germany          30%

              Italy                          28%

              Spain                                                      20%

             France

             Sweden

             Switzerland

             UK

             Japan $80M

              Korea $40M

Growth Drivers

Large, fragmented and growing market for dental implants driven by aesthetics, demographics, wealth, convenience and
performance

BioLok focusing on domestic market after building base business through international channels; non-US revenues historically 2/3 of total for company

Doubling of domestic direct sales force

Add international distribution partners

Low-cost producer with significant manufacturing leverage

Increased spending on R&D and clinicals support benefits of
current line and development of new products

New product pipeline suggests incremental sales growth through existing marketing channels

Market Overview -- Sales by Specialty

80% by specialists

            -Periodontists

            -Oral Surgeons

            -Prosthodontists

            -Implantologists

            -Ortho & Endo

20% by General
Practitioners – Estimate
only 5% of GPs doing
implants today

Graph Source:  See BioLok

Market Drivers

•  40 Million Edentulous People in the US

•  12% -15% real growth per year driven by population
demographics, disposable income and emphasis on personal
appearance

Dental Schools teaching implants as the New Standard Of
Care

90% of GP’s do not place implants; many desire to enter
because of high profits

Dental practices are growing each year

Some insurance companies are paying part

Implants are now more cost effective

Easier to place with better long term outcomes

R&D

Laser-Lok® NYU Study

             . Patients complete in April

             . Preliminary results look excellent

BoneGen™ TR NYU Study

             . Rabbit tibia testing complete

             . Human Histology completion September/October2006

Laser-Lok® UMDNJ Study

             . Results presnted at AO. Matched Italy and Korean studies

Planned Baylor University Study

             . Soft tissue attachment; BioLok vs. NBC & Astra

            Planned human histology in Brazil, M. Nevins, DMD, Harvard

Other research projects

Competition / US Market Share

1. Nobel BioCare                                            38%

2. 3I 20%

3. ITI                                 18%

4. Zimmer Dental (CenterPulse)           12%

5. LifeCore                                           2%

6. Others             10%

    (BioLok 1.5%)

BoneGen-TR

Bone augmentation market is $1 billion

Calcium Sulfate used for 75 years

Totally absorbed, biocompatible

TR reduces absorption time

BoneGen-TR could be a $25MM product in 3 years

Future Applications of BoneGen-TR

CS/Absorbable Polymer Pellets

Antibiotic release systems

Growth factor release systems

Multiphase composites that release multiple bioactive agents at controlled time points

Rosenblum SF, Frenkel S, Ricci JR, Alexander H. Diffusion of fibroblast growth factor from a plaster of Paris carrier. J Appl Biomater 1993;4(1): 67-72.

Key Management

CollaGenex Dental Sales
division and Sanofi

Vice President of U.S. Sales

Johnny Postell

3i Implant Innovations
International

Vice President, Marketing

Chip Jones

Medtronic, ACS, HP; Senior
sales management

Vice President, International
Sales

Patricio Nilo

Editor of Applied Biomaterials;
Fellow of AIMBE, NYAM, Prof.
UMDNJ, Rutgers, CCNY & NJIT

President of BioLok’s R&D
subsidiary -Orthogen

Harold Alexander, PHD

GE Capital and consulting firms;
Finance, systems and admin.

Chief Financial Officer

Ingo K. Kozak

GE, Rockwell, KK&R and
independent firms; Management
and operations

President and Chief Executive
Officer

Bruce L. Hollander

Experience

Title

Executive

Balance Sheet

1/31/2006

1/31/2005

ASSETS

CURRENT ASSETS

   Cash

307,629

111,346

   Account receivable, net

2,220,429

1,243,939

   Inventory

2,410,223

2,107,410

   Other current assets & prepaid exp.

505,998

191,227

Total Current Assets

5,444,279

3,653,922

Property and Equipment - Net

1,657,921

1,262,734

Other Assets

   Patents and Related, net

276,847

207,620

   Inventory

267,194

102,569

   Other Assets and deposits

34,952

26,883

Total Other Assets

578,993

337,072

TOTAL ASSETS

7,681,193

5,253,728

Balance Sheet

1/31/2006

1/31/2005

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES

   Revolving loan payable

1,088,000

2,066,469

   Notes and loans payable

91,767

251,344

   Capital lease obligations -current portion

96,360

66,918

   Accounts payable

157,477

145,209

   Other payables & accrued expenses

246,952

310,898

Total Current Liabilities

1,680,556

2,840,838

LONG-TERM LIABILITIES

   Capital lease obligations -non-current

265,514

94,697

   Notes and loans payable -non-current

99,647

191,414

Total Long-Term Liabilities

365,161

286,111

STOCKHOLDERS' EQUITY

   Preferred stock $.75 par value, 500,000 shares

      authorized, none issued and outstanding

-

-

   Common stock, $.01 par value, 20,000,000 shares

      authorized, outstanding 15,318,337 shares

153,183

73,399

   Treasury Stock (17,327 common shares)

(7,277)

(7,277)

   Paid-in Capital

6,681,574

2,724,756

   Retained Earnings

(1,194,004)

(664,099)

Total Stockholders' Equity

5,633,476

2,126,779

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY

7,679,193

5,253,728

Statement of Operations

3 Mos. Ended

3 Mo. Ended

FY Ended

1/31/2006

1/31/2005

10/31/2005

Revenues

1,979,767

1,549,672

7,246,238

Cost of Goods Sold

628,945

507,206

2,364,629

Gross Profit

1,350,822

1,042,466

4,881,609

Operating Expenses

1,558,927

853,147

4,635,636

EBITA

(208,105)

189,319

245,973

   Interest Expense

24,793

45,869

148,134

   Amortized Expense

128,076

52,180

175,500

   Federal Taxes

-

-

-

Net Income

(360,974)

91,270

(77,661)

YTD Sales FY 2006    (five months)

YTD March 2006

3,365,000

prelim.

YTD March 2005

2,577,540

31

% increase

Growth as of the 1st quarter was 28%

US Sales Force

CT, NYC, NJ, FL, TX, Atlanta, Long Island, LA, San
Francisco, W. OH, OK, Metro DC, Denver.

Need: St. Louis, Phil., NC/SC, Boston, etc.